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                                                                    EXHIBIT 10.6


















                               PRACTICEWORKS, INC.
                             2000 STOCK OPTION PLAN

                          As Amended and Restated as of
                                December 1, 2000




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                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
ss.1.    BACKGROUND AND PURPOSE...................................................................................   1

ss.2.    DEFINITIONS..............................................................................................   1
         2.1      Affiliate.......................................................................................   1
         2.2      Board...........................................................................................   1
         2.3      Change in Control...............................................................................   1
         2.4      Code............................................................................................   2
         2.5      Committee.......................................................................................   2
         2.6      Director........................................................................................   3
         2.7      Employee........................................................................................   3
         2.8      Fair Market Value...............................................................................   3
         2.9      ISO.............................................................................................   4
         2.10     1933 Act........................................................................................   4
         2.11     1934 Act........................................................................................   4
         2.12     Non-ISO.........................................................................................   4
         2.13     Option..........................................................................................   4
         2.14     Option Certificate..............................................................................   4
         2.15     Option Price....................................................................................   4
         2.16     Parent..........................................................................................   4
         2.17     Plan............................................................................................   4
         2.18     PracticeWorks...................................................................................   4
         2.19     Rule 16b-3......................................................................................   4
         2.20     Stock...........................................................................................   5
         2.21     Stock Grant.....................................................................................   5
         2.22     Stock Grant Certificate.........................................................................   5
         2.23     SAR Value.......................................................................................   5
         2.24     Stock Appreciation Right........................................................................   5
         2.25     Stock Appreciation Right Certificate............................................................   5
         2.26     Subsidiary......................................................................................   5
         2.27     Ten Percent Shareholder.........................................................................   5

ss.3.    SHARES RESERVED UNDER PLAN...............................................................................   5

ss.4.    EFFECTIVE DATE...........................................................................................   6

ss.5.    COMMITTEE................................................................................................   7

ss.6.    ELIGIBILITY AND ANNUAL GRANT CAPS........................................................................   7

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
ss.7.    OPTIONS..................................................................................................   7
         7.1      Committee Action................................................................................   8
         7.2      $100,000 Limit..................................................................................   8
         7.3      Option Price....................................................................................   8
         7.4      Payment.........................................................................................   9
         7.5      Exercise Period.................................................................................   9
         7.6      Reload Option Grants............................................................................  10

ss.8.    STOCK APPRECIATION RIGHTS................................................................................  11
         8.1      Committee Action................................................................................  11
         8.2      Terms and Conditions............................................................................  11
         8.3      Exercise........................................................................................  13

ss.9.    STOCK GRANTS.............................................................................................  13
         9.1      Committee Action................................................................................  13
         9.2      Conditions......................................................................................  14
         9.3      Dividends and Voting Rights.....................................................................  15
         9.4      Satisfaction of Forfeiture Conditions...........................................................  16

ss.10.   NON-TRANSFERABILITY......................................................................................  16

ss.11.   SECURITIES REGISTRATION..................................................................................  16

ss.12.   LIFE OF PLAN.............................................................................................  17

ss.13.   ADJUSTMENT...............................................................................................  18
         13.1     Capital Structure...............................................................................  18
         13.2     Corporate Transactions..........................................................................  19
         13.3     Fractional Shares...............................................................................  20

ss.14.   SALE, MERGER OR CHANGE IN CONTROL........................................................................  20

ss.15.   AMENDMENT OR TERMINATION.................................................................................  21

ss.16.   MISCELLANEOUS............................................................................................  22
         16.1     Shareholder Rights..............................................................................  22
         16.2     No Contract of Employment.......................................................................  22
         16.3     Withholding.....................................................................................  22
         16.4     Construction....................................................................................  23
         16.5     Other Conditions................................................................................  23
         16.6     Rule 16b-3......................................................................................  23
         16.7     Loans...........................................................................................  24

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                                     ss. 1.

                             BACKGROUND AND PURPOSE

         The purpose of this Plan is to promote the interest of PracticeWorks by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants to Employees and Directors in order (1) to attract and retain Employees and Directors, (2) to provide an additional incentive to an Employee or Director to work to increase the value of Stock and (3) to provide an Employee or Director with a stake in the future of PracticeWorks which corresponds to the stake of each of PracticeWorks' stockholders. This Plan is an amendment and restatement of the PracticeWorks, Inc. 2000 Broad-Based Stock Plan that PracticeWorks adopted on August 10, 2000.

                                     ss. 2.

                                   DEFINITIONS

         2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with PracticeWorks under ss. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under ss. 414(c) of the Code.

         2.2      Board -- means the Board of Directors of PracticeWorks.

         2.3 Change in Control -- means (1) a "change in control" of PracticeWorks of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A for a proxy statement filed under Section 14(a) of the 1934 Act, (2) a "person" (as that term is used in Section 14(d)(2) of the 1934
Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the

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1934 Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of PracticeWorks, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the shareholders of PracticeWorks approve any dissolution or liquidation of PracticeWorks or any sale or disposition of 50% or more of the assets or business of PracticeWorks or (5) the shareholders of PracticeWorks approve a merger or consolidation to which PracticeWorks is a party (other than a merger or consolidation with a wholly-owned subsidiary of PracticeWorks) or a share exchange in which PracticeWorks shall exchange PracticeWorks shares for shares of another corporation as a result of which the persons who were shareholders of PracticeWorks immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

         2.4      Code -- means the Internal Revenue Code of 1986, as amended.

         2.5 Committee -- means the Compensation Committee of the Board if each member of such committee comes within the definition of a non-employee director


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under Rule 16b-3 or, if each such member fails to come within such definition, the Board.

         2.6 Director -- means any member of the Board who is not an employee of PracticeWorks or a Parent or Subsidiary or Affiliate.

         2.7 Employee -- means an employee of PracticeWorks or any Subsidiary or Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion and in recognition of the fact that PracticeWorks intends that grants under this Plan be made on a broad basis, seems likely to play a relatively significant role directly or indirectly in the success of PracticeWorks.

         2.8 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with ss. 2.8(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.


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         2.9      ISO -- means an option granted under this Plan to purchase
Stock which is intended to satisfy the requirements of ss. 422 of the Code

         2.10     1933 Act -- means the Securities Act of 1933, as amended.

         2.11 1934 Act -- means the Securities Exchange Act of 1934, as amended.

         2.12 Non-ISO -- means an option granted under this Plan to purchase stock which is intended to fail to satisfy the requirements of ss. 422 of the Code.

         2.13 Option -- means an ISO or Non-ISO option which is granted under ss. 7.

         2.14 Option Certificate -- means the written certificate which sets forth the terms and conditions of an Option granted under this Plan.

         2.15 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.16 Parent -- means any corporation which is a parent corporation (within the meaning of ss. 424(e) of the Code) of PracticeWorks.

         2.17 Plan -- means this PracticeWorks, Inc. 2000 Stock Option Plan as amended and restated as of December 1, 2000, and as amended from time to time thereafter.

         2.18 PracticeWorks -- means PracticeWorks, Inc. and any successor to PracticeWorks, Inc.

         2.19 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.


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         2.20     Stock -- means the common stock of PracticeWorks.

         2.21     Stock Grant -- means Stock granted under ss. 9.

         2.22 Stock Grant Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Grant.

         2.23 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under ss. 8.

         2.24 Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted under ss. 8.

         2.25 Stock Appreciation Right Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Employee as part of an Option.

         2.26 Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of ss. 424(f) of the Code) of PracticeWorks.

         2.27 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of ss. 424(d) of the Code) more than ten percent of the total combined voting classes of Stock of either PracticeWorks, a Subsidiary or a Parent.

                                     ss. 3.

                           SHARES RESERVED UNDER PLAN

         There shall (subject to ss. 13) be 8,000,000 shares of Stock reserved for issuance under this Plan, and no more than such number of shares shall (subject to ss. 13) be issued in connection with the exercise of ISOs. Such shares of Stock shall be


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reserved to the extent that PracticeWorks deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by PracticeWorks. Any shares of Stock subject to an Option or to a Stock Grant which remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant or which are forfeited after issuance and any shares of Stock subject to issuance under a Stock Appreciation Right which remain unissued after the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for issuance under this Plan. Any shares of Stock used to satisfy a withholding obligation shall be treated as issued under this Plan and not again become available for grants under this Plan. Finally, if the Option Price under an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to PracticeWorks in satisfaction of any condition to a Stock Grant, such shares thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan.

                                     ss. 4.

                                 EFFECTIVE DATE

         The effective date of this Plan as amended and restated shall be the date of its adoption by the Board, provided the shareholder of PracticeWorks (acting at a duly called meeting) approve such adoption within twelve months of such effective date. Any Option, or Stock Appreciation granted Right or Stock Grant made before such shareholder approval automatically shall be granted subject to such approval.


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                                     ss. 5.

                                   COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss. 14 and ss. 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on PracticeWorks, on each affected Employee or Director and on each other person directly or indirectly affected by such action.

                                     ss. 6.

                       ELIGIBILITY AND ANNUAL GRANT CAPS

         Only Employees who are employed by PracticeWorks or a Subsidiary or a Parent shall be eligible for a grant of ISOs under the Plan. All Employees and Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants under this Plan. No Employee or Director shall be granted in any calendar year an Option to purchase (subject to ss. 13) more than 1,000,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to ss. 13) more than 1,000,000 shares of Stock.

                                     ss. 7.

                                  OPTIONS 7.1


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         7.1      Committee Action. The Committee acting in its absolute
discretion shall have the right to grant Options to Employees and to Directors under this Plan from time to time to purchase shares of Stock and, further, the Committee shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price than the new Options. Each grant of an Option to a Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such terms and conditions to such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

         7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this ss. 7.2 in accordance with ss. 422(d) of the Code, and the Committee shall treat this ss.
7.2 as in effect only for those periods for which ss. 422(d) of the Code is in effect.

         7.3 Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to an


                                      -8-
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Employee who is a Ten Percent Shareholder, the Option Price for each share of
Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

         7.4 Payment. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

         7.5 Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

                  (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Shareholder on the date the Option is granted, or

                  (2) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which


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                           is granted to an Employee who is not a Ten Percent
                           Shareholder on the date the Option is granted.

         An Option Certificate may provide for the exercise of an Option after the employment of an Employee or a Director's status as such has terminated for any reason whatsoever, including death or disability.

         7.6 Reload Option Grants. The Committee as part of the grant of an Option may provide in the related Option Certificate for the automatic grant of an additional Option as of each date that an Employee or Director exercises the original Option if the Employee or Director in connection with such exercise uses (in accordance with ss. 7.4) Stock to pay all or a part of the Option Price or uses Stock to satisfy all or a part of any related tax withholding requirement. As for each such additional Option,

                  (1) the number of shares of Stock subject to the additional Option shall be no more than the number of shares of Stock used to pay the related Option Price or to satisfy the related withholding requirement,

                  (2) the Option Price shall be no less than the Fair Market Value of a share of Stock on the date of the related exercise of the original Option,

                  (3) the additional Option shall expire no later than the expiration date for the original Option,


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                  (4)      the additional Option shall be subject to such other
                           terms and conditions as the Committee deems appropriate under the circumstances, and

                  (5) the additional Option shall be evidenced by a Stock Option Certificate.

                                     ss. 8.

                            STOCK APPRECIATION RIGHTS

         8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

         8.2      Terms and Conditions.

                  (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock on which the Employee's or Director's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate


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                           shall set forth such other terms and conditions for
                           the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

                  (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock on which the Employee's or Director's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Employee's or Director's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Employee's or Director's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an


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                           Option shall be exercisable only while the related
                           Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

         8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. An Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from PracticeWorks in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this ss. 8.3.

                                     ss. 9.

                                  STOCK GRANTS

         9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants to Employees and to Directors. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock


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Grant and the conditions under which the Employee's or Director's interest in any Stock which has been issued will become non-forfeitable.

         9.2      Conditions.

                  (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Employees or Directors generally or for an Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of an Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by PracticeWorks pending the satisfaction of the forfeiture conditions, if any, under ss.9.2(b) for the related Stock Grant.

                  (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of an Employee or Director subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion


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

                           deems appropriate under the circumstances for Employees or Directors generally or for an Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. An Employee's or a Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall be unavailable under ss. 3 after such grant is effective unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under ss. 3 as of the date of such forfeiture.

         9.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, PracticeWorks shall pay such cash dividend directly to such Employee or Director. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and an Employee's or a Director's interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to


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

which the Stock dividend was paid is forfeited or becomes non-forfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. An Employee or a Director also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

         9.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as an Employee's or a Director's interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to the Employee or Director as soon as practicable thereafter.

                                    ss. 10.

                              NON-TRANSFERABILITY

         No Option, Stock Grant or Stock Appreciation Right shall (absent the Committee's consent) be transferable by an Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during an Employee's or Director's lifetime only by the Employee or Director. The person or persons to whom an Option or Stock Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Employee or Director.

                                    ss. 11.

                             SECURITIES REGISTRATION


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

         As a condition to the receipt of shares of Stock under this Plan, the Employee or Director shall, if so requested by PracticeWorks, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by PracticeWorks, shall deliver to PracticeWorks a written statement satisfactory to PracticeWorks to that effect. Furthermore, if so requested by PracticeWorks, the Employee or Director shall make a written representation to PracticeWorks that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to PracticeWorks an opinion in form and substance satisfactory to PracticeWorks of legal counsel satisfactory to PracticeWorks that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of PracticeWorks bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to PracticeWorks of legal counsel satisfactory to PracticeWorks that such registration is not required.

                                    ss. 12.

                                  LIFE OF PLAN

         No Option or Stock Appreciation Right shall be granted or Stock Grant


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

made under this Plan on or after the earlier of

                  (1) the tenth anniversary of the effective date of this Plan (as determined under ss. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

                  (2) the date on which all of the Stock reserved under ss. 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    ss. 13.

                                   ADJUSTMENT

         13.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants granted under this Plan


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

shall be adjusted by the Committee in an equitable manner to reflect any change in the capital structure of PracticeWorks, including, but not limited to, such changes as stock dividends and stock splits, or any transaction involving PracticeWorks which is not described in ss. 13.2.

         13.2 Corporate Transactions. The Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) to make any Stock Grants and Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, stock grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option and stock appreciation right grants.

         13.3 Fractional Shares. If any adjustment under this ss. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 13 by the Committee shall be conclusive and binding on all affected persons.

                                    ss. 14.

                       SALE, MERGER OR CHANGE IN CONTROL

         If (1) PracticeWorks agrees on any date (whether or not such agreement is subject to the approval of PracticeWorks' shareholders) to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property or if (2) a tender offer is made on any date which could lead to a Change in Control (other than a tender offer by PracticeWorks or an employee benefit plan established and maintained by PracticeWorks) and the Board does not recommend to PracticeWorks' shareholders that the tender offer be rejected, or if (3) there otherwise is a Change in Control of PracticeWorks on any date, then any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants on such date automatically shall be deemed satisfied in full on such date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Stock Grants after providing each Employee and Director a reasonable period (which period shall not be less than 30 days) to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants.

                                    ss. 15.

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (1) no amendment shall be made absent the approval of the shareholders of PracticeWorks to the extent such approval is required under applicable law and (2) no amendment shall be made to ss. 14 on or after any date described in ss. 14(1), ss. 14(2) or ss. 14(3) which might adversely affect any rights which otherwise vest on such date. The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted or Stock Grant made before such suspension or termination unless
(x) the Employee or Director consents in writing to such modification, amendment or cancellation or (y) there is a dissolution or liquidation of PracticeWorks or a transaction described in ss. 13 or ss. 14.

                                    ss. 16.

                                  MISCELLANEOUS

         16.1 Shareholder Rights. No Employee or Director shall have any rights as a shareholder of PracticeWorks as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Employee or Director. Subject to ss. 9.3, an Employee's or a Director's rights as a shareholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

         16.2 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant to an Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

         16.3 Withholding. Each Option, Stock Appreciation Right and Stock Grant shall be made subject to the condition that the Employee or Director consents to whatever action the Committee directs to satisfy the federal tax, state tax and any other applicable tax or withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Stock Grant Certificate that a Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

         16.4 Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         16.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that an Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by PracticeWorks, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by PracticeWorks.

         16.6 Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under

Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

         16.7 Loans. If approved by the Committee, PracticeWorks may lend money to, or guarantee loans made by a third party to, any Employee or Director to finance all or a part of the exercise of any Option granted under this Plan or the purchase of any Stock subject to a Stock Grant under this Plan, and the exercise of an Option or the purchase of any such Stock with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

         16.8 Provision for Income Taxes. The Committee acting in its absolute discretion shall have the power to authorize and direct PracticeWorks to pay a cash bonus (or to provide in the terms of a Stock Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate for PracticeWorks to make such payment) to an Employee or Director to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to his or her exercise of an Option or Stock Appreciation Right or his or her interest in the shares of Stock issued under his or her Stock Grant becoming non-forfeitable and, further, to pay any such tax liability attributable to such cash bonus.

         IN WITNESS WHEREOF, PracticeWorks, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                             PRACTICEWORKS, INC.


                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             Date:
                                                  ------------------------------

                                      -25-